UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

HILLENBRAND, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2015, the Board of Directors (the “Board”) of Hillenbrand, Inc. (the “Company”) adopted an amendment to the Company’s By-Laws (as so amended, the “Amended By-Laws”) to (i) reflect shareholder approval, as further described below, of an amendment to the Company’s Restated and Amended Articles of Incorporation (the “Amended Articles”) to provide for a majority voting standard for the election of directors in uncontested elections; and (ii) conform the instances in which the Board may fill a vacancy on the Board to those instances provided for in the Amended Articles.  The amendment affects Article 3, Section 3.09 and Article 4, Section 4.03 of the Company’s By-Laws. The Amended By-Laws became effective immediately upon their adoption.

The foregoing description of the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on February 25, 2015. Matters voted upon at the meeting were as follows:

(1)    the election of four members to the Company’s Board of Directors;

(2)	the approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers;

(3)	the approval of an amendment to the Company’s Restated and Amended Articles of Incorporation to establish Indiana as the exclusive forum for adjudication of certain disputes;

(4)	the approval of an amendment to the Company’s Restated and Amended Articles of Incorporation to establish a majority voting standard for shareholder elections of directors; and

(5)	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

The final results of the votes taken at the meeting were as follows:

Proposal 1: Election of four members to the Company’s Board of Directors for terms expiring in 2018:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast In Favor
Edward B. Cloues II Helen W. Cornell Eduardo R. Menascé	49,756,895 49,968,857 49,539,279	293,256 81,294 510,872	4,938,968 4,938,968 4,938,968	99.41% 99.84% 98.98%
Stuart A. Taylor II	49,415,994	634,157	4,938,968	98.73%

Proposal 2: Approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
49,705,445	244,758	99,948	4,938,968	99.31%

Proposal 3: Approval of an amendment to the Company’s Restated and Amended Articles of Incorporation to establish Indiana as the exclusive forum for adjudication of certain disputes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
28,791,545	20,982,238	276,368	4,938,968	57.52%

Proposal 4: Approval of an amendment to the Company’s Restated and Amended Articles of Incorporation to establish a majority voting standard for shareholder elections of directors:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
49,931,222	81,411	37,518	4,938,968	99.76%

Proposal 5: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2015:

Votes For	Votes Against	Votes Abstained	Percentage of Votes Cast In Favor
53,060,617	1,906,099	22,403	96.49%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Code of By-Laws of Hillenbrand, Inc. (as amended through February 25, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: February 26, 2015

	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Code of By-Laws of Hillenbrand, Inc. (as amended through February 25, 2015)